Subsequent Events	6 Months Ended	12 Months Ended
	Dec. 31, 2014	Jun. 30, 2014
Notes to Financial Statements
Note 9 - Subsequent Events

On March 11, 2015 we completed a private offering and sale of common stock to five accredited investors for total gross proceeds to the Company of $25,000. Pursuant to a stock purchase agreement with the investors, we issued the purchasers 5 million shares of our unregistered common stock.

Subsequent to year end, the Company issued 1,000,000 shares of our Series E Preferred Stock to Landor Investments Corp., a significant stockholder of the Company, for valuable services in connection with the reorganization and continuing operations of the corporation.